INCOME TAX (Details) - USD ($)	7 Months Ended	12 Months Ended
	Jun. 30, 2020	Jun. 30, 2021	Jun. 30, 2020
Federal
Deferred		$ (117,904)	$ (210)
Change in valuation allowance		$ 117,904	$ 210
Statutory federal income tax rate (in percent)	21.00%	21.00%
State taxes, net of federal tax benefit	0.00%	0.00%
Change in valuation allowance (in percent)	(21.00%)	(21.00%)
Income tax provision (in Percent)	(0.00%)	(0.00%)